QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 5, 2004

SEA CONTAINERS LTD.
(Exact name of registrant as specified in its charter)

Bermuda
(State or other jurisdiction of incorporation)

001-07560 (Commission File Number)	98-0038412 (I.R.S. Employer Identification No.)

22 VICTORIA STREET
P.O. BOX HM 1179
HAMILTON HMEX, BERMUDA
(Address of principal executive offices) Zip Code

441-295-2244
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)
Exhibits

99
News release dated August 5, 2004 regarding second quarter 2004 consolidated earnings

ITEM 12.    Results of Operations and Financial Condition

        On August 5, 2004, the registrant announced its consolidated earnings for the three months ended June 30, 2004. The news release is attached as an Exhibit to this Current Report and incorporated herein by reference. The information in this Current Report is being furnished to the Commission.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEA CONTAINERS LTD.
By:	/s/ EDWIN S. HETHERINGTON
Edwin S. Hetherington
Vice President, General Counsel and Secretary

Date: August 5, 2004

3

EXHIBIT INDEX

Exhibit Number	Description
99	News release dated August 5, 2004

4

QuickLinks

SIGNATURES
EXHIBIT INDEX